Exhibit 99.1

Exhibit
Number

99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Spectrum Bancorporation, Inc. (“Spectrum”) on Form 10-Q for the six month period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deryl F. Hamann, Chief Executive Officer of Spectrum, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Spectrum.

/s/ Deryl F. Hamann
Deryl F. Hamann, Chairman
and Chief Executive Officer